Exhibit 99.2

January 24, 2013 Letter to Shareholders Q3 FY13 CIRRUS LOGIC, INC. 800 WEST SIXTH STREET, AUSTIN, TEXAS 78701

January 24, 2013 Dear Shareholders,Q3 was another great quarter for Cirrus Logic with revenue and earnings per share exceeding our expectations as we experienced stronger than anticipated product shipments through the end of the quarter. As a result, revenue was $25 million (or roughly nine percent) above the midpoint of our guidance. Taking the higher revenue base in Q3 into consideration, our expectations for total FY13 revenue remain relatively unchanged. We saw a substantial increase in operating margin during the quarter, up eight percentage points on both a GAAP and non-GAAP basis to 34 percent and 37 percent, respectively. Going forward we expect our operating margin results to be at the upper end of our peers.During the quarter, our engineers were heavily engaged in new design activity. The need for high-quality mixed signal technology is becoming more important in our key strategic markets, driving an abundance of opportunities for Cirrus Logic. In smartphones and tablets, the audio and voice experience has become increasingly crucial. The intricacies associated with these products have expanded beyond the standard codec into new technologies such as active noise cancellation, boosted audio amplifiers and low power DSPs.  We believe our ability to solve complex problems with innovative solutions and our strong relationships with tier-one players give us a unique advantage.We remain dedicated to diversifying our customer base, though with one-to two-year design cycles, this takes time and resource commitment. These efforts are beginning to pay off in our audio product line where we are now shipping catalog devices to several mobile phone manufacturers. In LED lighting, we continued to gain momentum in the third quarter expanding our products into additional SKUs, regions, and customers. As we move into FY14, we are enthusiastic about the markets for both audio and LED lighting.

Revenue and Gross Margins

Revenue for the third quarter increased 153 percent year over year and 60 percent sequentially. These results exceeded our expectations, as portable audio shipments in December were higher than anticipated. During the quarter, the revenue contribution from our largest customer increased and design activity was robust. Our relationship remains outstanding and while we understand there is intense market interest in this customer, in accordance with our policy, we do not discuss specifics about our business relationship. Revenue in other audio declined on a sequential basis while year-over-year sales were flat. We saw a sequential decline in energy, which is largely due to the first full quarter of results following the sale of assets associated with Apex Precision Power, along with typical volatility in our legacy products, and continued softness in our power meter business.

Figure A: Cirrus Logic Revenue Q1 FY12 to Q4 FY13 (M)


$92
$102
$122
$111
$99
$194
$310
$210*
Q1/FY12
Q2/FY12
Q3/FY12
Q4/FY12
Q1/FY13
Q2/FY13
Q3/FY13
Q4/FY13

Revenue
*Midpoint of guidance as of January 24, 2013

Accurately predicting the timing of revenue between quarters can be challenging as orders may fluctuate, especially during product ramps and the holiday season. We took this into consideration last quarter when we indicated Q4 revenue was expected to be down approximately 15 percent. However, shipments in late December were higher than anticipated, driving revenue $25 million above the midpoint of guidance. Given the higher revenue base in Q3, we now expect the sequential decline in Q4 to be more pronounced, although our expectations for total FY13 revenue remain relatively unchanged. Revenue in

3

Q4 is expected to range from $200 to $220 million, up more than 80 percent year over year and down more than 35 percent sequentially. Our revenue growth has significantly outperformed the semiconductor industry the past few years and as we move into CY13 we expect this trend to continue. Specifically, in calendar years 2012, 2011 and 2010 we grew 75 percent, 20 percent and 78 percent, respectively, which is well above the 9.6 percent industry average for the same period (source: Gartner, World Semiconductor Trade Statistics). Gross margins were approximately 51 percent in Q3.  As expected, our supply chain team and vendors worked through the challenges associated with the significant production ramps in the September quarter.  We expect gross margin in Q4 to remain in the 50 to 52 percent range.  Operating Margin and Earnings Our operating margin increased sequentially on a non-GAAP basis from 29 percent to 37 percent and on a GAAP basis from 26 percent to 34 percent. Cirrus Logic has experienced substantial revenue growth while maintaining operating margins well above our peers. We believe this unique combination of engineering execution and the resulting financial success differentiates our performance. During the quarter, our GAAP operating expenses were $51.9 million, which included approximately $6 million in share-based compensation and $3.3 million in restructuring and non-recurring charges. Excluding the restructuring and non-recurring charges, these expenses were at the bottom of our range, largely due to lower employee expenses and, to a lesser extent, synergies associated with the relocation of our motor control team to Austin. Our headcount exiting Q3 was 637 compared to 644 the prior quarter. While we reduced overall headcount due to the relocation of motor control to Austin, we added an additional 24 positions during the quarter, including 13 engineers.

We continue to heavily invest in R&D, as we remain focused on providing exceptional support and continued innovation for both our existing and new customers, while working to diversify our product portfolio. As we transition to a significantly larger revenue profile, we are investing in product development for key projects in audio and energy and the expansion of our infrastructure in areas such as Quality, Supply Chain and Product Sustaining Engineering. On Nov. 20, the Board of Directors announced the authorization of the repurchase of up to $200 million of the company’s common stock. Funded from working capital and anticipated cash from operations, the repurchases are expected to occur from time to time depending on general market and economic conditions. During the quarter, we repurchased approximately 1.5 million shares of common stock at an average price of $30.96. Q3 ending cash balance was approximately $148 million, up $13 million sequentially. This reflects the $48 million of cash outflow associated with the stock repurchase program.  Cash flow from operations was roughly $79 million for the quarter.   Non-GAAP EPS increased to $1.64 from $0.79 the prior quarter, while GAAP EPS increased to $0.99 from $0.51.

Taxes During the quarter, we recorded a GAAP tax expense of $38.3 million, which includes $35.7 million of non-cash expense associated with our deferred tax asset. We have approximately $89.6 million of deferred tax assets remaining on our balance sheet. For FY14, we expect our effective quarterly cash tax rate to be less than four percent until we have utilized the remaining deferred tax assets. Once depleted, our initial cash tax rate is expected to be approximately 35 percent. We are actively evaluating various long-term tax strategies to reduce our corporate tax rate.Company Strategy Our strategy is to target specific customers in growing markets that seek to differentiate their products in meaningful ways, based in part on our technology. Today, we are seeing the return on our strategic initiatives as the company approaches a $1 billion run rate in FY13. In addition, we have significantly expanded our footprint within portable audio and we are beginning to see success with other mobile customers and in LED lighting. We had another tremendous quarter in audio where we experienced substantial growth with custom portable products. We continued to gain momentum with general market devices and we are now shipping to several mobile phone manufacturers beyond our largest customer. For example, we have a design win at a tier-one handset maker with a new low power general market analog-to-digital converter for multi-microphone applications, enabling an improved voice experience. Furthermore, design activity remains strong with our low power DSPs and boosted audio amplifiers. As we look to the future, we are very optimistic about both our custom and general market opportunities in audio, as portable devices will continue to become more complex, requiring sophisticated mixed signal processing to deliver an enhanced audio and voice experience to the user.

In LED lighting, design activity has accelerated and we have expanded into more SKUs and more customers. During the quarter, we continued shipments to Philips for products in Europe and we began shipping in multiple new models for the United States. We are delighted to be on the shelves domestically and expect to expand into additional models in the coming quarters. We remain engaged with all meaningful tier-one accounts and expect to be on the shelves with another customer in Q4. While the dimmable LED lighting market is emerging, we see significant opportunities as the total available market for LED retrofit lamps grows from approximately 230 million units in 2012 to 1 billion units in 2016 (source: Datapoint Research 2012). During the past year, we have developed meaningful relationships with key LED lighting players and in keeping with our strategy, we are launching a next-generation LED controller in February that will maintain best-in-class performance while helping to reduce our customers overall bill of materials. Looking ahead into FY14, we expect growth in LED lighting to accelerate as we expand into more models with existing and new customers.  Summary and Guidance For the March quarter, we expect the following results: Revenue to range between $200 million and $220 millionGross margin to be between 50 percent and 52 percent;Combined R&D and SG&A expenses to range between $49 million and $51 million, including approximately $6 million in share-based compensation expense. In summary, we are very pleased with our Q3 results. During the quarter, design activity in our audio and energy product lines accelerated as we continued to gain traction with many of our recently introduced, best-in-class products, including our boosted audio amplifier, low power DSP and digital LED controller. These products will contribute to both continued growth and customer diversification over the next few years. FY13 is shaping up to be a year of many milestones for Cirrus Logic as we should nearly double revenue and significantly improve our operating profits. Longer-term we continue to see significant opportunities to grow our content with both new and existing customers. Sincerely, Jason Rhode Thurman Case President and Chief Executive Officer  Chief Financial Officer Conference Call Q&A Session Cirrus Logic will host a live Q&A session at 5 p.m. EST today to answer questions related to its financial results and business outlook. Participants may listen to the conference call on the Cirrus Logic website. Participants who would like to submit a question to be addressed during the call are requested to email investor.relations@cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion, or by calling (404) 537-3406, or toll-free at (855) 859-2056 (Access Code: 86031084).

Use of Non-GAAP Measures This shareholder letter and its attachments include references to non-GAAP financial information, including operating expenses, net income, operating margin and diluted earnings per share.  A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.Safe Harbor Statement Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements, including our estimates of fourth quarter fiscal year 2013 revenue, gross margin, combined research and development and selling, general and administrative expense levels, and share-based compensation expense. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions.  In addition, any statements that refer to our plans, expectations, strategies or other characterizations of future events or circumstances are forward-looking statements.  These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the level of orders and shipments during the fourth quarter and complete fiscal year 2013, as well as customer cancellations of orders, or the failure to place orders consistent with forecasts; and the risk factors listed in our Form 10-K for the year ended March 31, 2012, and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.Summary financial data follows:

Audio produ Energy produ Net revenue Cost of sales Gross Prof Research an Selling, gen Restructurin Total op Operating in Interest inco Other expens Income befo Provision for Net income Basic earnin Diluted earn Weighted av Basic Diluted ucts ucts esf it nd development neral and administra ng and other costs perating expenses ncome me, net se, net ore income taxes r income taxes gs per share: ings per share: verage number of sha CONSOL tive ares: See no Prepared D Q $ CIRR LIDATED CONDE (in thousand $ $ $ otes to Consolidated d in accordance with ec. 29, Sep 2012 20 Q3'13 Q2 300,010 1 $ 10,123 RUS LOGIC, INC. ENSED STATEMEN (unaudited) ds, except per share Three Mo 310,133 1 152,083 158,050 1 29,608 19,021 3,292 51,921 106,129 76 (31) 106,174 38,312 67,862 $ 1.04 $ 0.99 $ 65,055 68,866 d Condensed Statem Generally Accepted p. 29, Dec. 012 20 2'13 Q3 77,915 $ 15,859 NT OF OPERATIO e data) onths Ended 93,774 93,687 00,087 29,468 20,194 - 49,662 50,425 131 (40) 50,516 15,067 35,449 $ 0.55 $ 0.51 $ 64,924 69,207 ment of Operations d Accounting Princip 31, Dec. 11 20 '12 Q3 105,418 55 $ 16,950 4 ONS Ni 122,368 60 56,338 29 66,030 3 23,143 8 16,488 5 - 39,631 14 26,399 16 112 (71) 26,440 16 9,709 5 16,731 11 $ 0.26 $ 0.25 $ 63,957 6 66,989 6 s ples . 29, Dec. 31 12 2011 3'13 Q3'12 58,671 260,2 $ 44,242 55,9 ine Months Ended 02,913 316,2 91,336 148, 11,577 168, 83,986 61, 57,274 47, 3,292 44,552 109,4 67,025 58,6 334 (94) ( 67,265 58, 57,027 21,7 10,238 37, $ 1.70 0 $ 1.60 0 $ 64,859 65, 68,946 68,0 10 1, 2 220 992 212 ,118 094 592 854 - 446 648 378 115) ,911 755 156 0.57 0.55 161 099

Net Income Rec GAAP Net Inc Amortization of Stock based com Restructuring a Provision for in Non-GAAP fina our investors fo and manage the GAAP measure Non-GAAP Ne Earnings Per S GAAP Diluted Effect of Amort Effect of Stock Effect of Restru Effect of Provis Non-GAAP Di Operating Inco GAAP Operati GAAP Operatin Amortization of Stock compensa Stock compensa Stock compensa Restructuring a Non-GAAP Op Non-GAAP Ope Operating Expe GAAP Operati Amortization of Stock compensa Stock compensa Restructuring a Non-GAAP Op * Certain YTD num ** Other expenses ( conciliation come f acquisition intangibl mpensation expense and other costs, net** ncome taxes RECO ancial information is n or informational and c e company. As a note, es should be considered et Income Share Reconciliation* d earnings per share tization of acquisition based compensation e ucturing and other cos sion for income taxes iluted earnings per sh me Reconciliation ing Income ng Margin f acquisition intangibl ation expense - COGS ation expense - R&D ation expense - SG&A and other costs, net** perating Income erating Margin ense Reconciliation ing Expenses f acquisition intangibl ation expense - R&D ation expense - SG&A and other costs, net** perating Expenses mbers may not tie to individu proceeds) may contain cert les (n ONCILIATION BET (unau not meant as a substitu comparative purposes. the non-GAAP financ d in addition to, and n intangibles expense ts, net** hare les S les al quarter presentation due tain items such as litigation Dec. 29, 2012 Q3'13 67,86 $ - 6,02 3,24 35,66 not prepared in accor CIRRUS LO TWEEN GAAPAND udited, in thousands, ute for GAAP results, b In addition, certain n cial information used b not as a substitute for, 112,80 $ 0.9 $ - 0.0 0.0 0.5 1.6 $ 106,12 $ 34 - 21 3,23 2,57 3,24 115,40 $ 37 51,92 $ - (3,23 (2,57 (3,24 42,86 $ to YTD share count dilution expenses , proceeds from a p Sep. 29, 2012 Q2'13 62 35,449 $ 251 26 5,563 45 - 67 13,580 rdance with GAAP) OGIC, INC. NON-GAAPFINAN , except per share da but is included becaus non-GAAP financial in by Cirrus Logic may d the results prepared in Three Months End 00 54,843 $ 99 0.51 $ - 09 0.08 05 - 51 0.20 64 0.79 $ 29 50,425 $ 4% 26% 251 18 119 34 2,097 74 3,347 45 - 00 56,239 $ 7% 29% 21 49,662 $ (251) 34) (2,097) 74) (3,347) 45) - 68 43,967 $ n patent agreement, restructu Dec. 31, 2011 Q3'12 16,731 $ 353 2,769 - 8,992 NCIAL INFORMATI ata) se management believ nformation is used inte differ from that used by n accordance with GA ded 28,845 $ 0.25 $ 0.01 0.04 - 0.13 0.43 $ 26,399 $ 22% 353 92 1,613 1,064 - 29,521 $ 24% 39,631 $ (353) (1,613) (1,064) - 36,601 $ ring items, sales reorganiza Dec. 29, D 2012 Q3'13 110,238 $ $ 604 15,762 3,245 52,602 ION es such information is ernally by managemen y other companies. Th AAP. Nine Months E 182,451 $ $ 1.60 $ $ 0.01 0.23 0.05 0.76 2.65 $ $ 167,025 $ $ 28% 604 455 7,574 7,733 3,245 186,636 $ $ 31% 144,552 $ $ (604) (7,574) (7,733) (3,245) 125,396 $ $ ations, asset gains and impai Dec. 31, 2011 Q3'12 37,156 1,059 8,728 622 20,139 s useful to nt to evaluate hese non- Ended 67,704 0.55 0.02 0.13 - 0.29 0.99 58,648 19% 1,059 285 3,837 4,606 622 69,057 22% 109,446 (1,059) (3,837) (4,606) (622) 99,322 irments of non-marketable s 11 securities.

ASSETS Current ass Cash and Restricte Marketab Account Inventori Deferred Other cu Total C Long-term Property an Intangibles Goodwill Deferred ta Other asset Total As LIABILIT Current lia Account Accrued Other ac Deferred Total C Other long Stockholde Capital s Accumul Accumul Total S Tota sets d cash equivalents ed investments ble securities s receivable, net ies d tax asset urrent assets Current Assets m marketable securi nd equipment, net s, net ax asset ts ssets IES AND STOCK abilities s payable salaries and benef crued liabilities d income on shipm Current Liabilities g-term obligations ers' equity: stock lated deficit lated other compre Stockholders' Equi al Liabilities and S CON ities KHOLDERS' EQU fits ments to distributors ehensive loss ity Stockholders' Equi Prepared in CIRR NSOLIDATED CO unaud UITY s ty accordance with G RUS LOGIC, INC ONDENSED BAL dited; in thousand $ $ $ $ Generally Accepte C.LANCE SHEET ds Dec. 29, 2012 87,452 - 60,717 170,683 135,023 53,140 21,775 528,790 - 100,534 4,920 6,027 36,466 15,761 692,498 95,493 13,752 13,992 5,579 128,816 10,131 1,033,549 (479,225) (773) 553,551 692,498 ed Accounting Prin Sep. 29, 2012 67,84 $ - 66,73 130,87 144,88 53,14 19,84 483,31 - 86,99 5,20 6,02 72,15 21,40 675,09 $ 103,36 $ 15,59 14,21 6,58 139,75 10,04 1,025,27 (499,23 (74 525,29 675,09 $ nciples Dec. 3 2011 46 3 $ 31 9 70 5 81 5 44 3 45 7 29 2 92 5 08 1 27 50 8 02 1 96 49 $ 66 4 $ 94 8 1 80 58 7 42 72 1,00 3) (59 43) 96 40 96 49 $ 12 31, 1 38,010 2,898 99,342 54,512 58,079 30,798 16,116 99,755 20,092 57,263 18,596 6,027 82,071 10,813 94,617 45,104 11,539 14,259 8,511 79,413 6,494 01,967 92,436) (821) 08,710 94,617